                                                                     Exhibit 4.4

================================================================================


                      PETROLEO BRASILEIRO S.A. - PETROBRAS

                                                                         Company

                                       TO

                               JPMORGAN CHASE BANK

                                                                         Trustee

                                   __________




                                    INDENTURE

                               Dated as of July 19, 2002

                                   __________



                                 Debt Securities

================================================================================

                      Petroleo Brasileiro S.A. - Petrobras
                 Certain Sections of this Indenture relating to
                  Sections 3.10 through 3.18, inclusive, of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                Indenture
  Act Section                                                   Section
      (S)3.10(a)(1) ...................................   6.09
        (a)(2)      ...................................   6.09
        (a)(3)      ...................................   Not Applicable
        (a)(4)      ...................................   Not Applicable
        (b)         ...................................   6.08
                    ...................................   6.10
      (S)3.11(a)    ...................................   6.13
        (b)         ...................................   6.13
      (S)3.12(a)    ...................................   7.01
                    ...................................   7.02
        (b)         ...................................   7.02
        (c)         ...................................   7.02
      (S)3.13(a)    ...................................   7.03
        (b)         ...................................   7.03
        (c)         ...................................   7.03
        (d)         ...................................   7.03
      (S)3.14(a)    ...................................   7.04
        (a)(4)      ...................................   1.01
                    ...................................   10.05
        (b)         ...................................   Not Applicable
        (c)(l)      ...................................   1.02
        (c)(2)      ...................................   1.02
        (c)(3)      ...................................   Not Applicable
        (d)         ...................................   Not Applicable
        (e)         ...................................   1.02
      (S)3.15(a)    ...................................   6.01
        (b)         ...................................   6.02
        (c)         ...................................   6.01
        (d)         ...................................   6.01
        (e)         ...................................   5.14
      (S)3.16(a)    ...................................   1.01
        (a)(1)(A)   ...................................   5.02
                    ...................................   5.12
        (a)(1)(B)   ...................................   5.13
        (a)(2)      ...................................   Not Applicable
                    ...................................   5.08
        (c)         ...................................   1.04
      (S)3.17(a)(l) ...................................   5.03
        (a)(2)      ...................................   5.04
      (S)3.18(a)    ...................................   1.07

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page
     RECITALS ............................................................     1

                                   ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 1.01   Definitions ..........................................     1

     Section 1.02   Compliance Certificates and Opinions .................     9

     Section 1.03   Form of Documents Delivered to Trustee ...............    10

     Section 1.04   Acts of Holders of Securities; Record Dates ..........    10

     Section 1.05   Notices, Etc., to Trustee and the Company ............    12

     Section 1.06   Notice to Holders of Securities; Waiver ..............    12

     Section 1.07   Language of Notices, Etc. ............................    13

     Section 1.08   Conflict with Trust Indenture Act ....................    13

     Section 1.09   Effect of Headings and Table of Contents .............    13

     Section 1.10   Successors and Assigns ...............................    13

     Section 1.11   Separability Clause ..................................    13

     Section 1.12   Benefits of Indenture ................................    13

     Section 1.13   Governing Law ........................................    13

     Section 1.14   Saturday, Sundays and Legal Holidays .................    13

     Section 1.15   Appointment of Agent for Service; Submission to
                    Jurisdiction; Waiver of Immunity .....................    14

                                   ARTICLE TWO
                                 SECURITY FORMS

     Section 2.01   Forms Generally ......................................    14

     Section 2.02   Form of Global Security ..............................    15

     Section 2.03   Form of Legend for Global Securities .................    25

     Section 2.04   Form of Trustee's Certificate of Authentication ......    26

                                  ARTICLE THREE
                                 THE SECURITIES

     Section 3.01   Amount Unlimited: Issuable in Series .................    27

     Section 3.02   Denominations ........................................    30

     Section 3.03   Execution, Authentication, Delivery and Dating .......    30

     Section 3.04   Temporary Securities .................................    31

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                  (continued)

                                                                                                                        Page
     Section 3.05   Registration, Registration of Transfer and Exchange ............................................    33

     Section 3.06   Mutilated, Destroyed, Lost and Stolen Securities ...............................................    37

     Section 3.07   Payment of Interest; Interest Rights Preserved .................................................    37

     Section 3.08   Persons Deemed Owners ..........................................................................    38

     Section 3.09   Cancellation ...................................................................................    38

     Section 3.10   Computation of Interest ........................................................................    39

     Section 3.11   CUSIP Numbers ..................................................................................    39

     Section 3.12   Add On Notes ...................................................................................    39

     Section 3.13   Forms of Certification .........................................................................    39

                                                    ARTICLE FOUR
                                             SATISFACTION AND DISCHARGE

     Section 4.01   Satisfaction and Discharge of Indenture ........................................................    42

     Section 4.02   Application of Trust Money .....................................................................    43

                                                    ARTICLE FIVE
                                                      REMEDIES

     Section 5.01   Events of Default ..............................................................................    44

     Section 5.02   Acceleration of Maturity; Rescission and Annulment .............................................    45

     Section 5.03   Collection of Indebtedness and Suits for Enforcement by Trustee ................................    46

     Section 5.04   Trustee May File Proofs of Claim ...............................................................    46

     Section 5.05   Trustee May Enforce Claims Without Possession of Securities ....................................    47

     Section 5.06   Application of Money Collected .................................................................    47

     Section 5.07   Limitation on Suits ............................................................................    47

     Section 5.08   Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert .......    48

     Section 5.09   Restoration of Rights and Remedies .............................................................    48

     Section 5.10   Rights and Remedies Cumulative .................................................................    48

     Section 5.11   Delay or Omission Not Waiver ...................................................................    49

     Section 5.12   Control by Holders of Securities ...............................................................    49

     Section 5.13   Waiver of Past Defaults ........................................................................    49

     Section 5.14   Undertaking for Costs ..........................................................................    49

     Section 5.15   Waiver of Stay, Extension or Usury Laws ........................................................    50

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                  (continued)

                                                                                                   Page
                                              ARTICLE SIX
                                              THE TRUSTEE

     Section 6.01   Certain Duties and Responsibilities ........................................     50

     Section 6.02   Notice of Defaults .........................................................     50

     Section 6.03   Certain Rights of Trustee ..................................................     50

     Section 6.04   Not Responsible for Recitals or Issuance of Securities .....................     52

     Section 6.05   May Hold Securities ........................................................     52

     Section 6.06   Money Held in Trust ........................................................     52

     Section 6.07   Compensation and Reimbursement .............................................     52

     Section 6.08   Conflicting Interests ......................................................     53

     Section 6.09   Corporate Trustee Required; Eligibility ....................................     53

     Section 6.10   Resignation and Removal; Appointment of Successor ..........................     53

     Section 6.11   Acceptance of Appointment by Successor .....................................     54

     Section 6.12   Merger, Conversion, Consolidation or Succession to Business ................     55

     Section 6.13   Preferential Collection of Claims Against Company ..........................     56

     Section 6.14   Appointment of Authenticating Agent ........................................     56

                                                   ARTICLE SEVEN
                                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     Section 7.01   Company to Furnish Trustee Names and Addresses of Holders ..................     58

     Section 7.02   Preservation of Information; Communications to Holders .....................     58

     Section 7.03   Reports by Trustee .........................................................     58

     Section 7.04   Reports by Company .........................................................     59

     Section 7.05   Calculation of Original Issue Discount .....................................     59

                                          ARTICLE EIGHT
                      CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     Section 8.01   Company May Consolidate, Etc., Only on Certain Terms .......................     59

     Section 8.02   Successor Substituted ......................................................     61

                                                      ARTICLE NINE
                                                SUPPLEMENTAL INDENTURES

     Section 9.01   Supplemental Indentures Without Consent of Holders .........................     61

     Section 9.02   Supplemental Indentures with Consent of Holders ............................     62

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                  (continued)

                                                                                                   Page
     Section 9.03   Execution of Supplemental Indentures .......................................     63

     Section 9.04   Effect of Supplemental Indentures ..........................................     64

     Section 9.05   Conformity with Trust Indenture Act ........................................     64

     Section 9.06   Reference in Securities to Supplemental Indentures .........................     64

                                              ARTICLE TEN
                                               COVENANTS

     Section 10.01  Payment of Principal, Premium and Interest .................................     64

     Section 10.02  Maintenance of Office or Agency ............................................     64

     Section 10.03  Money for Securities Payments to Be Held in Trust ..........................     65

     Section 10.04  Additional Amounts .........................................................     66

     Section 10.05  Statement by Officers as to Default and Notices of Events of Default .......     67

     Section 10.06  Existence ..................................................................     68

     Section 10.07  Waiver of Certain Covenants ................................................     68

                                                 ARTICLE ELEVEN
                                           REDEMPTION OF SECURITIES

     Section 11.01  Applicability of Article ...................................................     68

     Section 11.02  Election to Redeem; Notice to Trustee ......................................     68

     Section 11.03  Selection by Trustee of Securities to Be Redeemed ..........................     69

     Section 11.04  Notice of Redemption .......................................................     69

     Section 11.05  Deposit of Redemption Price ................................................     70

     Section 11.06  Securities Payable on Redemption Date ......................................     70

     Section 11.07  Securities Redeemed in Part ................................................     70

     Section 11.08  Optional Redemption Due to Changes in Tax Treatment ........................     71

                                              ARTICLE TWELVE
                                               SINKING FUNDS

     Section 12.01  Applicability of Article ...................................................     71

     Section 12.02  Satisfaction of Sinking Fund Payments with Securities ......................     71

     Section 12.03  Redemption of Securities for Sinking Fund ..................................     72

                                              ARTICLE THIRTEEN
                                         MEETINGS OF HOLDERS OF SECURITIES

     Section 13.01  Purposes for Which Meetings May Be Called ..................................     72

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                  (continued)

                                                                                                                            Page

     Section 13.02  Call, Notice and Place of Meetings .................................................................       72

     Section 13.03  Persons Entitled to Vote at Meetings ...............................................................       73

     Section 13.04  Quorum; Action .....................................................................................       73

     Section 13.05  Determination of Voting Rights; Conduct and Adjournment of Meetings ................................       73

     Section 13.06  Counting Votes and Recording Action of Meetings ....................................................       74

                                                       ARTICLE FOURTEEN
                                              DEFEASANCE AND COVENANT DEFEASANCE

     Section 14.01  Company's Option to Effect Defeasance or Covenant Defeasance .......................................       74

     Section 14.02  Defeasance and Discharge ...........................................................................       75

     Section 14.03  Covenant Defeasance ................................................................................       75

     Section 14.04  Conditions to Defeasance or Covenant Defeasance ....................................................       75

     Section 14.05  Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions ......       77

     Section 14.06  Reinstatement ......................................................................................       77

TESTIMONIUM

     SIGNATURES AND SEALS ..............................................................................................
     ACKNOWLEDGEMENTS ..................................................................................................

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

               INDENTURE, dated as of July 19, 2002, between PETROLEO BRASILEIRO S.A. - PETROBRAS, a mixed capital company (sociedade do economia mista) organized under the laws of Brazil (the "Company"), having its principal office at Avenida Republica do Chile, 65, 20035-900 Rio de Janeiro - RJ, Brazil, and JPMorgan Chase Bank, a New York banking corporation, as Trustee hereunder (herein called the "Trustee").

                                    RECITALS

               The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its secured or unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), which may be convertible into or exchangeable for any securities of any Person, to be issued in one or more series as in this Indenture provided.

               All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Securities or any series thereof, as follows:

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01   Definitions.

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are consistent with U.S. GAAP at the date of such computation; and

               (4) Unless the context otherwise requires, any reference to an "Article," a "Section" or an "Annex" refers to an Article, a Section or an Annex, as the case may be, of this Indenture; and

               (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

               "Act," when used with respect to any Holder, has the meaning set forth in Section 1.04.

                  "Additional Amounts" has the meaning set forth in Section
10.04.

                  "Add-On Notes" has the meaning set forth in Section 3.12.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Members" has the meaning set forth in Section 3.05(1).

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of any depository for such Security, DTC, the Euroclear System and Clearstream, Luxembourg, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "Authorization," with respect to any creation or issuance of a series of Securities by the Company and any actions taken by the Company in connection with such issuance, means the authorization of such issuance and actions by the Board of Directors, the Board of Executive Officers or any other corporate body of the Company required pursuant to the Company's organizational documents and Brazilian law to authorize such issuance and actions.

                  "Authorized Representative" means, with respect to the Company, each Officer of the Company and any other person duly appointed by such Officer pursuant to a power of attorney with specific powers to perform such act on behalf of such Officer; provided, however, that such power of attorney is granted in a legal and valid manner pursuant to the Company's by-laws, and provided further that any Officer may only appoint attorneys-in-fact who, in the judgment of such Officer, have positions and responsibilities compatible with the powers granted.

                  "Board of Directors," when used with reference to the Company, means the Conselho de Administracao, or any committee of such board of the Company, duly authorized to act for such board hereunder.

                  "Board of Executive Officers" means the Diretoria of the Company.

                  "Board Resolution" means, when used with reference to the Company, a copy of a resolution certified by the secretary or the assistant secretary of the Company, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and in each case delivered to the Trustee.

                  "Brazil" means the Federative Republic of Brazil.

                  "Business Day" means, with respect to any series of Securities, unless otherwise specified with respect to such series of Securities as contemplated by Section 3.01, a day, other than a Saturday or Sunday, that
(i) in the Place of Payment (or in any of the Places of Payment, if more than one) in which amounts are payable, as specified in the form of such series of Securities and (ii) in the city in which the Corporate Trust Office is located, is not a day on which banking institutions are authorized or required by law or regulation to close (and for purposes of the sending of notices only, is not a day on which banking institutions in Brazil are authorized or required by law or regulation to close).

               "Certificated Securities" has the meaning set forth in Section 3.05(1).

               "Certification Date" means, with respect to Securities of any series, (i) if Securities of such series are not to be initially represented by a Temporary Regulation S Security, the date of delivery of the definitive Regulation S Security and (ii) if Securities of such series are initially represented by a Temporary Regulation S Security, the earlier of (A) the Exchange Date with respect to Securities of such series and (B) if the first Interest Payment Date with respect to Securities of such series is prior to such Exchange Date, such Interest Payment Date.

               "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme, Luxembourg.

               "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument the United States Securities and Exchange Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Depositary" means the common depositary, if any, for Clearstream, Luxembourg and Euroclear.

               "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person, as described further in Section 9.01(1). Company shall also mean any new issuer of future issuances of Securities under this Indenture as contemplated by Section 9.01(1).

               "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 450 West 33rd Street, New York, New York 10001, or such other address as the Trustee may designate from time to time by written notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

               "Covenant Defeasance" has the meaning set forth in Section 14.03.

               "Defaulted Interest" has the meaning set forth in Section 3.07.

               "Defeasance" has the meaning set forth in Section 14.02.

               "Depositary" means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.01.

               "DTC" means The Depository Trust Company or its nominee.

               "Euroclear Operator" means Euroclear S.A./N.V., a bank organized under the laws of the Kingdom of Belgium, as operator of the Euroclear system (or any successor securities clearing system).

                  "Event of Default" has the meaning set forth in Section 5.01.

                  "Exchange Act" means the United States Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

                  "Exchange Date" has the meaning set forth in Section 3.04.

                  "Expiration Date" has the meaning set forth in Section 1.04.

                  "Exchange Offer" has the meaning set forth in the form of the face of the Global Security set forth in Section 2.02.

                  "Exchange Security" means any Security issued by the Company
(i) pursuant to the Exchange Offer, (ii) upon the registration of transfer of a Security registered for resale on a Resale Registration Statement or (iii) upon the transfer of, or in exchange for, Securities which are Exchange Securities.

                  "Global Security" means any Security or series of Security issued in the form set forth in Section 2.02 or established pursuant to Section
2.01 which is registered in the Security Register in the name of a Depositary and bears the legend set forth in Section 2.03 (or such legend as may be specified as contemplated by Section 3.01 for such Securities).

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" means any obligation (whether present or future, actual or contingent and including, without limitation, any guarantee) for payment on or the repayment of money which has been borrowed or raised (including money raised by acceptances and all leases which, under U.S. GAAP, would constitute a capital lease obligation).

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.01.

                  "Initial Regulation S Securities" means any Securities sold by the purchasers thereof in an initial offering contemplated by a purchase agreement in reliance on Regulation S and which are Temporary Regulation S Securities.

                  "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Investment Company Act" means the United States Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

                  "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Notice of Default" means a written notice of the kind set forth in Section 5.01(3).

                  "Officer" means, with respect to the Company, any member of its Board of Executive Officers. Such Board of Executive Officers includes, on the date hereof, the following positions, which are subject to change in the future: president; chief financial officer; manager of corporate services; manager of exploration and production; manager of refining, transportation and mining; manager of gas and power; and manager of international activities.

                  "Officer's Certificate" means a certificate of the chief financial officer and any other Officer of the Company given pursuant to Section 10.05.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

                  "Order" means a written request or order signed in the name of the Company by one or more of its Officers, in each case delivered to the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 5.02.

                  "Original Securities" means Securities of any series that are not Exchange Securities.

                  "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Securities as to which Defeasance has been effected pursuant to Section 14.02; and

                  (4) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent or waiver hereunder,
(i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.02, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 3.01 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, (iii) if the principal amount payable at Stated Maturity of any Security is not determinable upon original issuance, the principal amount of such Security that shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.01, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on its behalf, which at the date of this Indenture includes the Trustee and J.P. Morgan Trust Bond Ltd., a bank established under the laws of Japan with its corporate trust office at Akasaka Park Building, 13th Floor, 2-20 Akasaka, 5-chome, Minato-ku, Tokyo 107-6151, Japan.

                  "Permanent Regulation S Security" has the meaning set forth in
Section 3.04.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, other entity or any government or any agency or political subdivision thereof.

                  "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Purchase Agreement" means any Purchase Agreement entered into to issue Securities under this Indenture.

                  "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security," means any Security issued in registered form which is registered in the Security Register. Registered Securities shall include Global Securities and Certificated Securities.

                  "Registration Default" has the meaning set forth in the form of face of Global Security in Section 2.02.

                  "Registration Default Period" has the meaning set forth in the form of face of the Global Security in Section 2.02.

                  "Registration Rights Agreement" means an agreement entered into by the Company contemplating the registration under the Securities Act of a series of Securities issued under this Indenture subsequent to the initial date of issuance of such series of Securities.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

                  "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

                  "Regulation S Global Security" has the meaning set forth in
Section 2.01.

                  "Regulation S Legend" means a legend substantially in the form of the legend required in the forms of face of Security set forth in Section
2.02 to be placed upon a Regulation S Global Security.

                  "Regulation S Securities" means all Securities required pursuant to Section 3.05(3) to bear a Regulation S Legend. Such term includes a Regulation S Global Security.

                  "Reorganization" means the conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person that guarantees the Company's obligations under this Indenture and the Securities in accordance with Section 8.01.

                  "Resale Registration Statement" shall mean a registration statement under the Securities Act registering the Securities for resale pursuant to the terms of the Registration Rights Agreement.

                  "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department (or similar group) of the Trustee, with responsibility for the administration of the Indenture, and any officer of the Trustee to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject.

                  "Restricted Global Security" means any Global Security required pursuant to Section 3.05(3) to bear a Restricted Securities Legend.

                  "Restricted Period" means, with respect to any series of Regulation S Securities, the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities of such series are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the day on which the closing of the offering of Securities of such series pursuant to a Purchase Agreement occurs.

                  "Restricted Security" means all Securities required pursuant to Section 3.05(3) to bear a Restricted Securities Legend. Such term includes a Restricted Global Security.

                  "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

                  "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of face of Securities set forth in
Section 2.02 to be placed upon a Restricted Security.

                  "Rule l44A" means Rule l44A under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Rule 144A Securities" means all Securities initially distributed in connection with the offering of the Securities by the Purchasers in reliance upon Rule 144A.

                  "SEC Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Securities Act" means the United States Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  "Security Register" and "Security Registrar" have the respective meanings set forth in Section 3.05.

                  "Special Interest" has the meaning set forth in the form of face of the Global Security in Section 2.02. Unless the context otherwise requires, references herein to "interest" on the Securities shall include Special Interest.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Step-Down Date" has the meaning set forth in the form of face of the Global Security in Section 2.02.

                  "Step-Up" has the meaning set forth in the form of face of the Global Security in Section 2.02.

                  "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt (subject to provisions, if any, in the Predecessor Security regarding payment of Special Interest) as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Temporary Regulation S Security" means a temporary Security issued in global registered form.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Trust Indenture Act" means the United States Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed (except as provided in Section 9.05); provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "United States" means the United States of America (including the States and the District of Columbia) and its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake island and the Northern Mariana Islands).

                  "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

                  "U.S. Person" shall have the meaning ascribed to such term in Rule 902 of Regulation S.

                  "U.S. GAAP" means generally accepted accounting principles in effect in the United States applied on a basis consistent with the principles, methods, procedures and practices in effect from time to time.

                  "U.S. Government Obligations" has the meaning set forth in
Section 14.04.

Section 1.02      Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act with respect to compliance with conditions precedent provided for in the Indenture. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture, except that in the event of any such application or request as to which the furnishing of such documents is specifically required by any provisions of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion, whether required to be provided pursuant to this Section 1.02 or elsewhere, with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03      Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04 Acts of Holders of Securities; Record Dates.

                  (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments or so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in
     Section 13.06.

                  (2) The fact and date of the execution by any Person of any instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (3) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, or their duly designated proxies, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders, or duly designated proxies, of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders, or their duly designated proxies, of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

                  The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, or their duly designated proxies, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders, or their duly designated proxies, of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders, or their duly designated proxies, of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the expense of the Company, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

                  With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party or parties hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date and, if an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party or parties hereto which set such record date shall be deemed to have designated the 180th day after such record date as the Expiration Date with respect thereto.

                  Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents or proxies each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

                  (4) The principal amount and serial numbers of Global Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                  (5) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

               (6) The provisions of this Section 1.04 are subject to the provisions of Section 13.05.

Section 1.05   Notices, Etc., to Trustee and the Company.

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders of Securities or other document provided for or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (or sent by facsimile and confirmed in writing) to or with the Trustee at its Corporate Trust Office,
          Attention: Institutional Trust Services, or

               (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed (or sent by facsimile and confirmed in writing) international air mail postage prepaid and addressed to its principal office specified in the first paragraph of this instrument to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.06   Notice to Holders of Securities; Waiver.

               Unless otherwise herein expressly provided, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given to Holders of Securities if in writing and mailed, first-class postage prepaid, or delivered by hand or overnight courier to each Holder of a Security affected by such event, at its address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.

                In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Securities by mail, then such notification as shall be given with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.07      Language of Notices, Etc.

                  Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language.

Section 1.08      Conflict with Trust Indenture Act.

                  The Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and govern indentures qualified under the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the provision of such Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of such Act shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 1.09      Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.10 Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.11      Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.12      Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.13      Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 1.14      Saturday, Sundays and Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last day on which Holders have the right to convert or exchange their Securities shall not be a Business Day at any Place of Payment or place of conversion or exchange, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) or conversion or exchange need not be made at such Place of Payment or place of conversion or exchange on such date, but may be made on the next succeeding Business Day at such Place of Payment or place of conversion or exchange with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion or exchange.

Section 1.15 Appointment of Agent for Service; Submission to Jurisdiction; Waiver of Immunity.

                  By the execution and delivery of this Indenture, the Company hereby appoints the New York office of the Company as its agent upon which process may be served in any legal action or proceeding which may be instituted in any Federal or State court in the Borough of Manhattan, the City of New York, State of New York, arising out of or relating to the Securities or this Indenture, but for that purpose only. Service of process upon such agent at the office of the Company at 570 Lexington Avenue, 43rd Floor, New York, New York 10022, and written notice of said service to the Company by the Person servicing the same addressed as provided by Section 1.05, shall be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. The Company will take any and all action necessary to continue such designation in full force and effect and to advise the Trustee of any change of address of such agent; should such agent become unavailable for this purpose for any reason, the Company will promptly and irrevocably designate a new agent in the Borough of Manhattan, City of New York, State of New York, which will agree to act as such for powers and for the purposes specified in this Section 1.15. The Company hereby (i) irrevocably submits to the nonexclusive jurisdiction of any Federal or State court in the Borough of Manhattan, the City of New York, State of New York in which any such legal action or proceeding is so instituted, and any appellate court from any thereof, (ii) to the extent it may effectively do so, irrevocably and unconditionally waives any objection which it may have now or hereafter to the laying of the venue of any such legal action or proceeding and (iii) to the extent the Company has or hereafter may acquire any immunity from jurisdiction of any such court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under the Indenture and the Securities to the fullest extent permitted by law. Such appointment shall be irrevocable so long as the Holders of Securities shall have any rights pursuant to the terms thereof or of this Indenture until the appointment of a successor by the Company with the consent of the Trustee and such successor's acceptance of such appointment. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor.

                                  ARTICLE TWO

                                 SECURITY FORMS

Section 2.01   Forms Generally.

               The Securities of each series shall be in substantially the form set forth in this Article, or in such other form (including temporary or permanent global form) as shall be established by or pursuant to an Authorization of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary or as may, consistently herewith, be determined by an Authorized Representative executing such Securities pursuant to this Indenture, as evidenced by its execution thereof. If the forms of Securities of any series are established by action taken pursuant to an Authorization, a copy of an appropriate record of such action shall be certified by any Authorized Representative of the Company or the secretary or assistant secretary of the Company and delivered to the Trustee at or prior to the delivery of the Order contemplated by Section 3.03 for the authentication and delivery of such Securities. Any such Board Resolution or other document evidencing an Authorization shall have addressed thereto a true and correct copy of the form of Security referred to therein approved by or pursuant to such Authorization.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  Upon their original issuance, any Rule 144A Securities and any Initial Regulation S Securities of any series shall be issued in the form of separate Global Securities. The Global Securities representing Rule 144A Securities, together with their Successor Securities which are Global Securities other than Regulation S Global Securities and SEC Registered Securities, are collectively herein called the "Restricted Global Securities". The Global Securities representing Initial Regulation S Securities, together with their Successor Securities which are Global Securities other than Restricted Global Securities and SEC Registered Securities, are collectively herein called the "Regulation S Global Securities".

Section 2.02      Form of Global Security.

                        [Form of Face of Global Security]

            [Insert any legend required by the Internal Revenue Code
                        and the regulations thereunder.]

                      PETROLEO BRASILEIRO S.A. - PETROBRAS

                               [Title of Security]

Date:  ___________
No.________                                               CUSIP NO.____________
                                                          ISIN NO.______________
[Legend if the Security is a Restricted Security:

         "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT') AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION

REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."]

[Legend if the Security is a Regulation S Security:

         THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT, UNDER THE SECURITIES ACT, BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

         [Legend if the Security is a Temporary Regulation S Security:

         THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED ABOVE.

         NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL HEREOF OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.]

         [Legend if the Security benefits from a Registration Rights Agreement:

                  THE HOLDER OF THIS SECURITY IS SUBJECT TO, AND ENTITLED TO THE BENEFITS OF, THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF [date of agreement], AMONG THE COMPANY AND THE OTHER PARTIES REFERRED TO THEREIN.]

                  PETROLEO BRASILEIRO S.A. - PETROBRAS, a mixed capital company (sociedade do economia mista) organized under the laws of the Federative Republic of Brazil (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________, or registered assigns, the principal sum of ___________ on _____________ [if the Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from ____________, __ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ___ and ___ in each year] [annually in arrears on ______ in each year], commencing ______, __, at the rate of ____% per annum, until the principal hereof is paid or made available for payment [if applicable insert -- provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ____ [or ____] (whether or not a Business
Day) [, as the case may be,] next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                  [If applicable insert: Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ____% per annum (to the extent that payment of such interest shall be legally enforceable) from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

                  [If applicable insert: provided, however, that if (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Special Interest payments described below or legends reflecting transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") (the "Exchange Registration Statement") (or, if applicable, a registration statement registering this Security for resale (a "Shelf Registration Statement")) has not become or been declared effective on or before the date on which such registration statement is required to become or be declared effective pursuant to the Exchange and Registration Rights Agreement, dated as of [date of agreement] (the "Registration Rights Agreement"), among the Company and the other parties referred to therein, or (ii) the Exchange Offer has not been completed within the number of days specified by the Registration Rights Agreement after the initial effective date of the Exchange Registration Statement (if the Exchange Offer is then required to be made) or a Shelf Registration Statement has not become or been declared effective on or before the date on which it is required to become or be declared effective pursuant to the Exchange and Registration Rights Agreement, or (iii) any Exchange Registration Statement or, if applicable, the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted pursuant to the Registration Rights Agreement) without being succeeded immediately (except as specifically permitted pursuant to the Registration Rights Agreement) by an additional registration statement filed and declared effective, in each case in Clauses (i) through (iii) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in Clauses (i) through (iii), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then interest will accrue (in addition to any stated interest on the Securities) (the "Step-Up") at a per annum rate of _____% for such Registration Default Period from and including the date on which a Registration Default first occurs to but excluding the first date (the "Step-Down Date") that no Registration Default is in effect. Interest accruing as a result of the Step-Up is referred to herein as "Special Interest." Accrued Special Interest, if any, shall be paid semi-annually on ______ and ______ in each year; and the amount of accrued Special Interest shall be determined on the basis of the number of days during which such Registration Default is in effect. The Company shall provide the Trustee with written notice of the date of any Registration Default and the Step-Down Date. Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special interest) shall be payable on the next Interest Payment Date for such Exchange Security.]

                  [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal and any overdue premium shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such amounts are due until they are paid or made available for payment. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal or premium which is not so paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on overdue interest shall be payable on demand.)

                  Payment of the principal of [(and premium, if any)] and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ____ in [such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [If Security is denominated and payable in United States dollars insert currency and method of payment] [if applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  [All terms used in this Security which are not defined herein but are defined in the Indenture shall have the meanings assigned to them in the Indenture.]

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile.

Dated:                                      PETROLEO BRASILEIRO S.A. -
                                                PETROBRAS


                                            By: ___________________________
                                                Name:
                                                Title:

                      [Form of Reverse of Global Security]

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ., 2002 (herein called the "Indenture" which term shall have the meaning assigned to it in such instrument), between the Company and JPMorgan Chase Bank, as Trustee (herein called the "Trustee," which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to U.S.$__________].

         [If applicable, insert-- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert --
(1) on __________ in any year commencing with the year ____ and ending with the year _________ through operation of the sinking fund for this series at a Redemption Price equal to [insert formula for determining amount] (with the amount in excess of 100% of the principal amount being additional interest), and
(2)] at any time [if applicable, insert -- on or after ________, _____], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before ____________, ____%, and if redeemed] during the 12-month period beginning _________ of the years indicated,

                 Redemption                           Redemption
         Year                  Price        Year                       Price
         ----                  -----        ----                       -----


and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ___________ in any year commencing with the year -- and ending with the year _____, through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after __________, ___________, as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount, with the amount in excess of 100% of the principal amount being additional interest) set forth in the table below: If redeemed during the 12-month period beginning_____________ of the years indicated,

                         Redemption Price
                         For Redemption                  Redemption Price For
                        Through Operation             Redemption Otherwise Than
                             of the                   Through Operation of the
Year                      Sinking Fund                       Sinking Fund
----                  ---------------------          ---------------------------


and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable, insert -- Notwithstanding the foregoing, the Company may not, prior to __________, redeem any Securities of this series as contemplated by [If applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

                  [If applicable, insert -- The sinking fund for this series provides for the redemption on ________ in each year beginning with the year and ending with the year _____ and ending with the year _______ of [if applicable, insert -- not less than U.S.$________ ("mandatory sinking fund") and not more than U.S.$________] aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert - mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- in the inverse order in which they become due].]

                  [if applicable, insert -- The Securities of this series may be redeemed at the option of the Company, in whole but not in part, upon not less than 30 nor more than 60 days' notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Company is incorporated (or in the case of a successor Person to the Company, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after ____________ (or, in the case of a successor Person to the Company, the date on which such successor Person became such pursuant to the applicable provision of the Indenture).]

                  [If applicable, insert -- The Securities may also be redeemed in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if the Person formed by a consolidation of the Company or into which the Company is merged or to which the Company conveys, transfers or leases its properties and assets substantially as an entirety is required to pay a Holder Additional Amounts in respect of any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease.]

                  [If applicable, insert -- the Redemption Price of the Securities of this series shall be equal to the applicable percentage of the principal amount at Stated Maturity set forth below:

                 If Redemption During the                 Redemption
                12-Month Period Commencing                   Price
                --------------------------                ----------



together with, in each case (except if the Redemption Date shall be a __________), an amount equal to the applicable Redemption Price multiplied by a fraction the numerator of which is the number of days from but not including the preceding _______________ to and including the Redemption Date multiplied by the difference between the Redemption Price applicable during the 12 months beginning on the _________________ following the Redemption Date (or, in the case of a Redemption Date after ___________, 100%) and the Redemption Price applicable on the Redemption Date and the denominator of which is the total number of days from but not including the _________________ preceding the Redemption Date to and including the next succeeding ____________. The Company will also pay to each eligible Holder, or make available for payment to each such Holder, on the Redemption Date any additional interest (as set forth on the face hereof) resulting from the payment of such Redemption Price.]

                  [If applicable insert -- The Redemption Price of the Securities of this series either in the event of certain changes in the tax treatment or in an event of default would include, in addition to the face amount of the Security, an amount equal to the Original Issue Discount accrued since the issue date. Original Issue Discount (the difference between the Issue Price and the Principal Amount at Maturity of the Security), in the period during which a Security of this series remains outstanding, shall accrue at __% per annum, on a semi-annual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the Issue Date of this Security.]

                  [If applicable, insert -- Notice of redemption will be given by mail to Holders of Securities of this series, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.]

                  [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  [If applicable insert: The Securities are the Company's unsecured obligations [and will be subordinated in right of payment to all of the Company's existing and future senior indebtedness (as such term is defined in the [supplemental indenture] [Board Resolution or other document evidencing an Authorization] authorizing this series of Securities)] and effectively subordinated to all existing and future Indebtedness and other liabilities of its subsidiaries.]

                  [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness on this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case,] upon compliance with certain conditions set forth in the Indenture.)

                  [If applicable, insert -- Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time after ________________, to [convert] [exchange] this Security into [Describe Securities and conversion mechanics].]

                  [If applicable, insert -- In the event of conversion of this Security in part only, a new Security or Securities of this series and of like tenor for the unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                  [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the applicable issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

                  [If not applicable, delete -- If any deduction or withholding for any present or future taxes, assessments or other governmental charges of Brazil (or any political subdivision or taxing authority thereof or therein) shall at any time be required by Brazil (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company under the Securities, the Company will pay to the Holder of this Security such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in Brazil, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled ("Additional Amounts"); provided, however, that the Company shall not be required to make any payment of Additional Amounts for or on account of:

                    (a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder or the beneficial owner of the Security of such series (or between a fiduciary, settler, beneficiary, member or shareholder of, or possessor of a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, trust, partnership or corporation) and Brazil or any political subdivision or territory or possession thereof or area subject to its jurisdiction other than the mere holding of a Security or receipt of payment in respect thereto, including, without limitation, such Holder or beneficial owner (or such fiduciary, settler, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                    (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

                    (c) any amount required to be deducted or withheld by any
                  Paying Agent from a payment on or in respect of the Security, if such payment can be made without such deduction or withholding by any other Paying Agent and we duly provide for such other Paying Agent to make such payment;

                    (d) withholding for any taxes, duties, assessments or other governmental charges that are payable otherwise than by deduction or withholding from payments on the Security;

                    (e) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of the Security of such series with a request of the Company addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of
                  (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of Brazil as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

                    (f) where any Additional Amounts are imposed on a payment on the Securities to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings income relating to the proposal for a Directive on the taxation of savings income published by the European Commission on July 18, 2001 or otherwise implementing the conclusions of the Economic and Financial Council of Ministers of the member states of the European Union (ECOFIN) Council meeting of 26 and 27 November 2000 or any law implementing or complying with, or introduced in order to conform to, any such Directive; or

                  any combination of items (a), (b), (c), (d), (e) and (f) above;

nor shall Additional Amounts be paid with respect to any payment in respect of any Security to any Holder or beneficial owner who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Brazil (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder or beneficial owner, as the case may be, of such Security.

                  Unless the context otherwise requires, the Original Securities (as defined in the Indenture) of this series and the Exchange Securities (as defined in the Indenture) of this series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal [(and premium, if any)], interest or any Additional Amount on this Security on or after the respective due dates expressed herein [If applicable insert -- or to a suit instituted by the Holder hereof for the enforcement of the right to convert this Security or receive Securities upon conversion or exchange in accordance with the Indenture].

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert or exchange this Security as provided in the Indenture.

                  The Securities of this series are issuable only in registered form without coupons in denominations of _________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company or the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

               The initial principal amount of this Security shall be U.S.$   .
The following decreases/increases in the principal amount of this Security have been made:

                                               Total Principal     Notation Made
    Date of      Decrease in    Increase in          Amount           by or on
   Decrease/      Principal      Principal       Following such       Behalf of
    Increase       Amount          Amount       Decrease/Increase       Trustee
    --------       ------          ------       -----------------       -------

   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________
   _________     _________      _________         _________          _________


Section 2.03   Form of Legend for Global Securities.

               Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Section 2.04      Form of Trustee's Certificate of Authentication.

                  The Trustee's certificates of authentication shall be in substantially the following form:

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

     Dated:


                                                 JPMorgan Chase Bank
                                                    As Trustee

                                                 By:______________________
                                                    Authorized Officer

                                 ARTICLE THREE

                                 THE SECURITIES

Section 3.01  Amount Unlimited: Issuable in Series.

              The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

              The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution or other document evidencing an Authorization of the Company and, subject to Section 3.03, set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, the terms of the Securities of such series, including (as applicable) and without limitation:

              (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

              (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.04, 3.05, 3.06, 9.06 or
     11.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder) (including any provision for the offering of additional Securities of the series beyond any such limit upon the aggregate principal amount of Securities of such series);

              (3) whether the Securities of series will be issued at par, at a premium or at discount or as an Original Issue Discount Security;

              (4) whether the Securities will constitute subordinated obligations of the Company;

              (5) whether the Securities will be secured obligations of the Company;

              (6) whether Securities of the series in a form other than as Global Securities, whether any Securities of the series are to be issuable initially as Temporary Regulation S Securities and whether any Securities of the series are to be issuable as Permanent Regulation S Securities and, if so, whether beneficial owners of interests in any such Permanent Regulation S Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.05;

              (7) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest the manner in which, any interest on any Security of the series shall be payable, if other than by wire transfer in same-day funds to the Holder;

              (8) the date or dates on which the principal of the Securities of the series is payable;

              (9) the rate or rates at which the Securities of the series shall bear interest or the method by which such rate shall be determined, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Global Securities on any Interest Payment Date;

              (10) the place or places where, subject to the provisions of
     Section 10.02, the principal of and any premium and interest on Securities of the series shall be payable, any Global Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange or conversion and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

              (11) other than with respect to any redemption of Securities pursuant to Section 11.08, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company (including the period following the date referred to in Section 11.08) and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

              (12) other than with respect to any redemption of Securities pursuant to Section 11.08, the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

              (13) the terms and conditions for conversion or exchange of Securities into equity securities of the Company (including, if applicable, the rights, preferences and privileges of such equity securities), and the terms of any additional redemption rights of the Company relating to such terms and conditions for conversion or exchange, whether any such equity securities may be evidenced by American Depositary Receipts and whether such security is convertible or exchangeable into another security;

              (14) the denominations in which any Securities of the series shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

              (15) the applicable rate on Defaulted Interest;

              (16) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.01;

              (17) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

              (18) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities of such series are stated to be payable, the currency, currencies or currency units in which the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

              (19) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 5.02;

              (20) the application, if any, of Sections 14.01, 14.02 or 14.03 or both such Sections to the Securities of the series and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

              (21) if Additional Amounts pursuant to Section 10.04 will not be payable by the Company;

              (22) if the principal amount payable at the Stated Maturity of any Securities of the series is not determinable as of one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any other purpose hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date (or, in any such case, the manner in which such principal amount shall be determined);

              (23) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.03 and, if different from those set forth in Clause (2) of the last paragraph of
     Section 3.05, any circumstances in which Securities issued upon any exchange may be registered in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

              (24) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.02;

              (25) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;

              (26) whether the Securities of the series may be exchanged for Exchange Securities pursuant to an Exchange Offer or otherwise in authorized denominations in exchange for a like principal amount of Original Securities of the same series, all in accordance with the terms of this Indenture and the terms of such security; and

              (27) whether the Securities are Restricted Securities and Regulation S Securities, or SEC Registered Securities;

              (28) whether Add On Notes will be permitted;

              (29) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.01(5)).

              Unless the context otherwise requires, any Original Securities of a series and any Exchange Securities of such series shall constitute one series for all purposes under this Indenture, including without limitation, amendments, waivers or redemptions.

              If any of the terms of the Securities of a series are established by action taken pursuant to an Authorization of the Company, a copy of an appropriate record of such action shall be certified by any Authorized Representative of the Company, as the case may be, each delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

Section 3.02  Denominations.

              Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, any Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.03  Execution, Authentication, Delivery and Dating.

              The Securities shall be executed on behalf of the Company by any Authorized Representative of the Company. The signature of any such Authorized Representative of the Company may be manual or facsimile.

              Securities bearing the manual or facsimile signatures of individuals who were at any time a proper Authorized Representative of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such positions prior to the authentication and delivery of such Securities or did not hold such positions at the date of such Securities.

              At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company to the Trustee for authentication, together with an Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Order shall authenticate and deliver such Securities.

              If the forms or terms of the Securities of the series have been established in or pursuant to one or more Authorizations as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel and Officers' Certificate stating,

              (1) that such forms or terms have been established in conformity with the provisions of this Indenture; and

              (2) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

              The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability based upon the written advice of counsel.

                  The Trustee shall not be required to authenticate the Securities of any series if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 3.01 or the Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.04      Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. A Temporary Regulation S Security shall be delivered only in compliance with the conditions set forth in Section 3.03 and this Section 3.04.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

                  If Temporary Regulation S Securities of any series are issued, any such Temporary Regulation S Security shall, unless otherwise provided therein, be delivered to DTC or its nominee or the Common Depositary, in each case, for the benefit of the Euroclear Operator and Clearstream, Luxembourg, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

                  Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such Temporary Regulation S Security of a series (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such Temporary Regulation S Security executed by the Company. On or after the Exchange Date, such Temporary Regulation S Security shall be surrendered by DTC or its nominee or the Common Depositary, as the case may be, to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of that series without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such Temporary Regulation S Security a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such Temporary Regulation S Security to be exchanged; provided however, that upon such presentation by DTC or its nominee or the Common Depositary, such Temporary Regulation S Security must be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by the Euroclear Operator as to the portion of such Temporary Regulation S Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream, Luxembourg as to the portion of such Temporary Regulation S Security held for its account then to be exchanged, each in the form set forth in Section 3.12(2). The definitive Securities to be delivered in exchange for any such Temporary Regulation S Security shall, unless otherwise specified in the Temporary Regulation S Security, be in or in the form of Permanent Regulation S Securities.

                  Unless otherwise specified in the Temporary Regulation S Security, the interest of a beneficial owner of Securities of a series in a Temporary Regulation S Security shall be exchanged on the Exchange Date for interest in a permanent global registered Security (a "Permanent Regulation S Security") of the same series and of like tenor unless, on or prior to the Exchange Date, such beneficial owner has not delivered to the Euroclear Operator or Clearstream, Luxembourg, as the case may be, a certificate in the form set forth in Section 3.12(1) dated no earlier than the Certification Date, copies of which certificate shall be available from the office of the Euroclear Operator and Clearstream, Luxembourg, the Trustee, and any Authenticating Agent appointed for such series of Securities and each Paying Agent and after the Exchange Date, the interest of a beneficial owner of Securities of a series in a Temporary Regulation S Security shall be exchanged for an interest in a Permanent Regulation S Security of the same series and of like tenor following such beneficial owner's delivery to the Euroclear Operator or Clearstream, Luxembourg, as the case may be, of a certificate in the form set forth in
Section 3.12(1) dated no earlier than the Certification Date. Unless otherwise specified in such Temporary Regulation S Security, any such exchange shall be made free of charge to the beneficial owners of such Temporary Regulation S Security.

                  Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, interest payable on a Temporary Regulation S Security on an Interest Payment Date for Securities of such series shall be payable to the Euroclear Operator and Clearstream, Luxembourg on such Interest Payment Date only upon delivery by the Euroclear Operator or Clearstream, Luxembourg to the Trustee of a certificate or certificates in the form set forth in Section 3.12(2), for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such Temporary Regulation S Security on such Interest Payment Date and who have each delivered to the Euroclear Operator or Clearstream, Luxembourg, as the case may be, a certificate in the form set forth in Section 3.12(1). Any interest so received by the Euroclear Operator and Clearstream, Luxembourg and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 10.03.

Section 3.05      Registration, Registration of Transfer and Exchange.

                  (1) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

                  Except as otherwise provided in this Section 3.05(1), upon surrender for registration of transfer of a Registered Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

                  Subject to Section 3.05(2), at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt (subject to the provisions, if any, in the Original Securities regarding payment of Special Interest) and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  In the event that the Company delivers to the Trustee a copy of an Officer's Certificate certifying that a registration statement under the Securities Act with respect to an Exchange Offer relating to a particular series of Securities, if any such Exchange Offer is contemplated for such series, has been declared effective by the Commission and that the Company has offered Exchange Securities of such series to the Holders in accordance with the Exchange Offer, the Trustee shall exchange, upon request of any Holder, such Holder's Securities for Exchange Securities upon the terms set forth in the Exchange Offer.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.06 or 11.07 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange Registered Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any

Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  The provisions of Clauses (a), (b), (c) and (d) below shall apply only to Global Registered Securities:

                  (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (b) Subject to Clause (d) below, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

                  (c) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Sections 3.04, 3.06, 9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                  (d) Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive Registered Securities in their names ("Certificated Securities"). Certificated Securities shall be issued to all owners of beneficial interests in a Global Note in exchange for such interests if:

                      (i) The Depositary notifies the Company that it is unwilling or unable to continue as depositary for such Global Note or the Depositary ceases to be a clearing agency registered under the Exchange Act, at a time when such Depositary is required to be so registered in order to act as depositary, and in each case, and a successor depositary is not appointed by the Company within 90 days of such notice,

                      (ii) The Depositary executes and delivers to the Trustee and the Security Registrar an Officers' Certificate stating that such Global Note shall be so exchangeable, or

                      (iii) an Event of Default has occurred and is continuing
                  and the Security Registrar has received a request from the Depositary or the Security Registrar and the Company have received a request from the Trustee.

     In connection with the exchange of an entire Global Security for Certificated Securities pursuant to this Clause d, such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and upon receipt of an Order the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Certificated Securities of authorized denominations.

                  (e) Members of, or participants in, DTC or Euroclear and Clearstream, Luxembourg, as the case may be ("Agent Members"), shall have no rights under this Indenture with respect to any Global Security held on their behalf by DTC or by the Common Depositary under such

         Global Security, and DTC or the Common Depositary, as the case may be, may be treated by the Company, the Trustee, the Paying Agent and the Security Registrar and any of their agents as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, the Paying Agent or the Security Registrar or any of their agents from giving effect to any written certification, proxy or other authorization furnished by DTC or the Common Depositary or impair, as between DTC or Euroclear and Clearstream, Luxembourg and their respective Agent Members, the operation of customary practices governing the exercise of the rights of an owner of a beneficial interest in any Global Security. The registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Securities.

                  (2) Certain Transfers and Exchanges.

                  (a) The following provisions shall apply with respect to any proposed transfer of an interest in a Restricted Global Security: If
          (i) the owner of a beneficial interest in a Restricted Global Security wishes to transfer such interest (or portion thereof) to a Non-U.S. Person pursuant to Regulation S and (ii) such Non-U.S. Person wishes to hold its interest in the Security through a beneficial interest in the Regulation S Global Security, (x) upon receipt by the Depositary and Security Registrar of:

                      (i) instructions from the Holder of the Restricted Global Note directing the Depositary and Security Registrar to credit or cause to be credited a beneficial interest in the Regulation S Global Security equal to the principal amount of the beneficial interest in the Restricted Global Security to be transferred, and

                      (ii) a Restricted Securities Certificate in the form of
                  Annex B from the transferor,

                  and (y) subject to the rules and procedures of the Depositary, the Depositary and Security Registrar shall increase the Regulation S Global Security and decrease the Restricted Global Security by such amount in accordance with the foregoing.

                  (b) If the owner of an interest in a Regulation S Global Security wishes to transfer such interest (or any portion thereof) to a "qualified institutional buyer" as defined by and pursuant to Rule 144A prior to the expiration of the Restricted Period therefor, (x) upon receipt by the Depositary and Security Registrar of:

                      (i) instructions from the Holder of the Regulation S Global Security directing the Depositary and Security Registrar to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the principal amount of the beneficial interest in the Regulation S Global Security to be transferred, and

                      (ii) a Restricted Securities Certificate in the form of
                  Annex B duly executed by the transferor,

                  and (y) in accordance with the rules and procedures of the Depositary, the Depositary and Security Registrar shall increase the Restricted Global Security and decrease the Regulation S Global Security by such amount in accordance with the foregoing.

          (c) Other Transfers. Any transfer of Restricted Securities or Regulation S Securities not described above (other than a transfer of a beneficial interest in a Global Security that does not involve an exchange of such interest for a Certificated Note or a beneficial interest in another Global Security, which must be effected in accordance with applicable law and the rules and procedures of the Depositary, but is not subject to any procedure required by this Indenture) shall be made only upon receipt by the Security Registrar of such opinions of counsel, certificates and/or other information reasonably required by and satisfactory to it in order to ensure compliance with the Securities Act or in accordance with paragraph (3) of this Section 3.05.

           (3) Securities Act Legends. Rule 144A Securities and their Successor Securities shall bear a Restricted Securities Legend, and Initial Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

          (a) subject to the following Clauses of this Section 3.05(3), a Security or any portion thereof which is exchanged, upon registration of transfer or otherwise, for a Registered Global Security or any portion thereof shall bear the Securities Act legend borne by such Registered Global Security while represented thereby;

          (b) subject to the following Clauses of this Section 3.05(3), a new Registered Security which is issued in exchange for another Security or any portion thereof, upon registration of transfer or otherwise, shall bear the Securities Act legend borne by such other Security, provided that, if such new Registered Security is required to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Registered Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

          (c) any SEC Registered Securities shall not bear a Securities Act legend,

          (d) after the applicable restricted period prescribed by Rule 144(k) under the Securities Act, a new Registered Security which does not bear a Securities Act legend may be issued in exchange for or in lieu of a Registered Security or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Registered Security in exchange for or in lieu of such other Registered Security as provided in this Article Three,

          (e) a new Registered Security which does not bear a Securities Act legend may be issued in exchange for or in lieu of a Registered Security or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three, and

          (f) notwithstanding the foregoing provisions of this Section 3.05(3), a Successor Security of a Security that does not bear a particular form of Securities Act legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

Section 3.06      Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount bearing a number not contemporaneously outstanding, appertaining to the surrendered Security.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount bearing a number not contemporaneously outstanding.

                  Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee connected therewith).

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.07      Payment of Interest; Interest Rights Preserved.

                  Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid, in the case of definitive Registered Securities, to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and, at the option of the Company, may be paid by check mailed to the address of the Person as it appears in the Security Register or, in the case of Global Securities, by wire transfer of same-day funds to the Holder.

                  Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 1.06, not less than ten days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section and
Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such predecessor Security.

Section 3.08      Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Sections 3.04, 3.05 and 3.07) any interest on such Security, and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.09      Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures unless otherwise directed by an Order.

Section 3.10      Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11      CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

Section 3.12      Add On Notes.

                  Unless otherwise provided pursuant to Section 3.01, the Company may, from time to time, subject to compliance with any other applicable provisions of this Indenture, without the consent of the Holders, create and issue pursuant to this Indenture additional notes ("Add On Notes") having terms and conditions identical to those of any other series of Outstanding Securities issued under this Indenture, except that Add On Notes:

                  (1) may have a different issue date from such other series of Outstanding Securities;

                  (2) may have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on such other series of Outstanding Securities;

                  (3) may have terms specified pursuant to the Board
          Resolution or other document evidencing an Authorization or in a supplemental indenture for such Add On Notes making appropriate adjustments to the terms of this Indenture applicable to such Add On Notes in order to conform to and ensure compliance with the Securities Act (or other applicable securities laws) and any Registration Rights Agreement applicable to such Add On Notes, which are not adverse in any material respect to the Holder of any such series of Outstanding Securities (other than such Add On Notes); and

                  (4) may be entitled to Step-Up interest not applicable to such other series of Outstanding Securities and may not be entitled to such Step-Up interest applicable to such other series of Outstanding Securities.

Section 3.13      Forms of Certification.

                  (1) Whenever any provision of this Indenture contemplates that certification be given by a beneficial owner of a portion of the Temporary Regulation S Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company:

                                   CERTIFICATE

                      PETROLEO BRASILEIRO S.A. - PETROBRAS

                                     Company

                              [Title of Securities]

          This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-l2(c)(l)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Company or its agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)) and, in addition, if the owner of the Securities is a United States or foreign financial institution described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

                  As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                  We undertake to advise you by tested telex if the above statement is not correct on the date on which you intend to submit your certificate relating to such Securities to the Trustee, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

                  This certificate excepts and does not relate to U.S.$ ___of which interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities cannot be made until we do so certify.

                  We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.
Dated:

By: ________________
    As, or as agent for,
    the beneficial owner(s) of
    the Securities to which this
    certificate relates";

          (2) Whenever any provision of this Indenture contemplates that certification be given by DTC (or its nominee), the Euroclear Operator or Clearstream, Luxembourg in connection with the exchange of a Temporary Regulation S Security for a Permanent Regulation S Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company:

                                  CERTIFICATION

                      PETROLEO BRASILEIRO S.A. - PETROBRAS
                                     Company

                              [Title of Securities]

                               (the "Securities")

          This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture dated as of ., 2002, ______ principal amount of the above-captioned Securities (i) is owned by Persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section l.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Company or its agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7))), and to the further effect that United States or foreign financial institutions described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a Person within the United States or its possessions.

          As used herein, "United States" means the United Stales of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

          We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Regulation S Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any Interest) are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws in the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:__________

                                           Yours faithfully,



                                               THE DEPOSITARY TRUST COMPANY

                                               or

                                               EUROCLEAR S.A./N.V.,
                                               as operator of the Euroclear
                                               System

                                               or

                                               CLEARSTREAM BANKING,
                                               societe anonyme, Luxembourg



                                           By: ___________________
                                               Name:
                                               Title:

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 4.01   Satisfaction and Discharge of Indenture.

               This Indenture shall upon Order of the Company cease to be of further effect (except as to any surviving rights of registration of transfer or exchange or conversion of Securities herein expressly provided for, and any right to receive Additional Amounts as provided in Section 10.04), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (1) either

               (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

               (b)  all such Securities

                    (i)   have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                    and the Company in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

               (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

               Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company and the Trustee to any Authenticating Agent under
Section 6.14 and, if money shall have been deposited with the Trustee pursuant to Subclause (b) of Clause (l) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

Section 4.02   Application of Trust Money.

               Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust (without liability to the Holders for interest or investment) and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with or received by the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

Section 5.01   Events of Default.

               "Event of Default," wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) default in the payment of any interest or payment of any additional interest or Additional Amounts upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

               (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity, and continuance of such default for a period of 14 days; or

               (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified international air mail to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (4) any order made by any competent court or resolution passed for the winding up or dissolution of the Company; or

               (5) the Company's stopping payment of, or admitting a general inability to pay, its debts (or any class of its debts) as they fall due, or being deemed unable to pay its debts under applicable Brazilian law, or being adjudicated or found bankrupt or insolvent or entering into any composition or other similar arrangements with its creditors under applicable Brazilian law; or

               (6) the Company voluntarily commences proceedings under any applicable liquidation, insolvency, composition, reorganization or any other similar laws, or the Company files an application for the appointment of an administrative or other receiver, manager or administrator, or any such or other similar official, in relation to the Company; or

               (7) (i) an administrative or other receiver, manager, administrator or other similar official being appointed in relation to the Company or, as the case may be, in relation to the whole or a substantial part of the undertaking or assets of it, or an encumbrancer taking possession of the whole or a substantial part of the undertaking or assets of it, or a distress, execution, attachment, sequestration or other process being levied, enforced upon, sued out or put in force against the whole or a substantial part of the undertaking or assets of it and (ii) in any case not being discharged, removed or paid within 90 days; or

               (8) default in the conversion of any convertible Security of that series in accordance herewith, and continuance of such default for a period of 30 days after there has been given, by registered or certified international air mail to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (9) (i) the acceleration of any Indebtedness of the Company in accordance with the terms of such Indebtedness, it being understood that prepayment or redemption by the Company of any Indebtedness is not acceleration for this purpose; (ii) the Company shall fail to pay any Indebtedness when due or, as the case may be, beyond any applicable grace period specified in the underlying transaction document or (iii) the Company shall fail to pay when due any amount payable by it under any guarantee for, or indemnity in respect of, the Indebtedness of any other Person; provided, however, that the aggregate amount of any such Indebtedness falling within (i), (ii) or
          (iii) above (as to which the time for payment has not been extended by the relevant obligees) equals or exceeds U.S.$100,000,000 (or its equivalent in another currency); or

               (10) any other Events of Default established as contemplated by
          Section 3.01 with respect to Securities of that series.

Section 5.02   Acceleration of Maturity; Rescission and Annulment.

               If an Event of Default (other than an Event of Default specified in Section 5.01(4), 5.01(5), 5.01(6) or 5.01(7)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 5.01(4), 5.01(5), 5.01(6) or 5.01(7) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

               At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

               (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                     (a) all overdue interest on all Securities of that series,

                     (b) the principal of (and premium and Additional Amounts,
               if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                    (c) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                    (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all other amounts due to the Trustee under Section 6.07;

and

               (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.03   Collection of Indebtedness and Suits for Enforcement by Trustee.

               The Company covenants that if:

               (1) default is made in the payment of any interest or payment of any additional interest or Additional Amounts on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof and such default continues for a period of 14 days,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable, including Additional Amounts, on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all amounts due the Trustee under Section 6.07.

               If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.04   Trustee May File Proofs of Claim.

               In case of any judicial proceeding relative to the Company or any other obligor upon the Securities of a series or the property of the Company or of such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders of that series of Securities and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of that series of Securities to

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make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of that series of Securities, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 6.07.

               No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding provided, however, that the Trustee may, on behalf of the Holders of Securities, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 5.05   Trustee May Enforce Claims Without Possession of Securities.

               All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 6.07, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.06   Application of Money Collected.

               Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST:  To the payment of all amounts due the Trustee under
          Section 6.07;

               SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest and any Additional Amounts on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

               THIRD:  To the payment of the balance, if any, to the Company.

Section 5.07   Limitation on Suits.

               No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Securities or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

               (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

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

                     (3) such Holder or Holders have offered to the Trustee
               reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                     (4) the Trustee for 60 days after its receipt of such
               notice, request and offer of indemnity has failed to institute any such proceeding; and

                     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 5.08 Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

               Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 3.04, 3.05 and 3.07) interest and any Additional Amounts on such Security on the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and, if such Security is convertible or exchangeable, to convert or exchange such Security in accordance with this Indenture and to institute suit for the enforcement of such right to convert or to receive Securities upon conversion and such rights shall not be impaired without the consent of such Holder.

Section 5.09   Restoration of Rights and Remedies.

               If the Trustee or any Holder of any Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10   Rights and Remedies Cumulative.

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

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Section 5.11   Delay or Omission Not Waiver.

               No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

Section 5.12   Control by Holders of Securities.

               The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

               (1) such direction shall not be in conflict with any rule of law or with this Indenture,

               (2) the Trustee may take any other action deemed necessary by the Trustee which is not inconsistent with such direction, and

               (3) the Trustee need not follow any such direction if doing so would in its reasonable discretion either involve it in personal liability or be unduly prejudicial to Holders of Securities not joining in such direction.

Section 5.13   Waiver of Past Defaults.

               Subject to Section 5.02, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series of the Company and its consequences, except a default

               (1) in the payment of the principal of or any premium, interest or Additional Amounts on any Security of such series of the Company, or

               (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected, or

               (3) in the conversion or exchange of any Security of such series of such Company and the delivery of Securities upon conversion.

               Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14   Undertaking for Costs.

               In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs, including reasonable attorney's fees and expenses, against any such party litigant, in the manner

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

and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, in any suit instituted by the Trustee, in any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or in any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or any premium or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of any right to convert such Security pursuant to this Indenture.

Section 5.15   Waiver of Stay, Extension or Usury Laws .

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture. The Company hereby expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

Section 6.01   Certain Duties and Responsibilities.

               The duties and responsibilities of the Trustee shall be as specifically set forth in this Indenture and the Trust Indenture Act and no implied covenants or obligations shall be read into this Indenture against the Trustee, except as otherwise required by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.02   Notice of Defaults.

               If, to the knowledge of the Trustee, a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.01(3) with respect to Securities of such series, no such notice to such Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 6.03   Certain Rights of Trustee.

               Subject to the provisions of Section 6.01:

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                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate or an Opinion of Counsel;

                  (4) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney (and the Company shall reimburse the Trustee for reasonable expenses in connection with such inquiry or investigation); provided that the Trustee shall not be entitled to such information which the Company is prevented from disclosing as a matter of law or contract;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be within the discretion, rights or powers conferred upon it by this Indenture;

                  (9) the Trustee shall not be deemed to have notice of any default (as defined in Section 6.02) or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

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

                  (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

Section 6.04      Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

Section 6.05      May Hold Securities.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.06      Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 6.07      Compensation and Reimbursement.

                  The Company agrees:

                  (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its written request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

                  (3) to fully indemnify the Trustee and any predecessor Trustee and their agents for, and to hold it harmless against, any and all loss, liability, damages, claims or expense arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent that any such loss, liability or expense may be attributable to its negligence or bad faith.

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                  The Trustee shall have a lien prior to the Holders of
Securities to payment of amounts due it under this Section 6.07 from funds held by the Trustee hereunder. "Trustee" for purposes hereof includes any predecessor trustee, but the negligence or bad faith of any trustee shall not affect the rights of any other trustee hereunder.

                  If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in Sections 5.01(4), 5.01(5), 5.01(6) or 5.01(7), the reasonable expenses and the compensation for the services will be intended to constitute expenses of administration under Title 11 of the United States Bankruptcy Code or any other applicable law.

                  The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of this Indenture.

Section 6.08      Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. For this purpose, the Trustee shall not be deemed to have a conflicting interest by reason of being Trustee for the Securities of any series and Trustee for the Securities of any other series.

Section 6.09      Corporate Trustee Required; Eligibility.

                  There shall at all times be one and only one Trustee hereunder with respect to the Securities of each series which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least U.S.$50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.10      Resignation and Removal; Appointment of Successor.

                  (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                  (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. The Trustee so removed may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee if no successor Trustee has been appointed within 30 days of such removal.

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                  (4) If at any time:

                  (a) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (b) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company may remove by Board Resolution the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company shall by Board Resolution promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner required by Section 6.11, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11      Acceptance of Appointment by Successor.

                  (1) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to each of the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without

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

any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (2) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series of the Company, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series of the Company shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (3) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) and (2) of this Section, as the case may be.

                  (4) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.12      Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

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Section 6.13      Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 3.11 of the Trust Indenture Act, but only to the extent therein specified, regarding the collection of claims against the Company (or any such other obligor). For purposes of Section 3.11(b)(4) and (6) of such Act, the following terms shall mean:

                  (1) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                  (2) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 6.14      Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial conversion, exchange or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee and a copy of which shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than U.S.$50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating

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Agent, provided such corporation shall be otherwise eligible under this
Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, In addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within - mentioned Indenture.

                                              JPMorgan Chase Bank
                                              As Trustee

                                              By________________________________
                                                As Authenticating Agent

                                              By________________________________
                                                As Authorized Signatory

     If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in the Place of Payment designated by the Company with respect of such series of Securities.

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                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01   Company to Furnish Trustee Names and Addresses of Holders.

               The Company will furnish or cause to be furnished to the Trustee:

               (1) semi-annually, if interest is paid semi-annually, or quarterly, if interest is paid quarterly, not later than 15 days after each Regular Record Date in each year or, if interest is paid annually, not later than 15 days after each Regular Record Date and the date six months subsequent to such Regular Record Date, a list, in such form as the Trustee may reasonably require, as to the names and addresses of the Holders of Securities as of such Regular Record Date, and

               (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, that, for so long as the Trustee shall be Security Registrar, no such list shall be required to be furnished.

Section 7.02   Preservation of Information; Communications to Holders.

               (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 7.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

               (2) The rights of the Holders of Securities to communicate with other Holders of Securities with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

               (3) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable solely by reason of any disclosure of information as to names and addresses of Holders of Securities made pursuant to the Trust Indenture Act.

Section 7.03 Reports by Trustee.

               (1) On or about each July 15 following the date hereof, the Trustee shall transmit to Holders of Securities such reports, if any, dated as of the preceding May 15 is concerning the Trustee and its actions under this Indenture as may be required pursuant to Section 3.13(a) of the Trust Indenture Act in the manner provided pursuant to Section 3.13(c) thereof. The Trustee shall also transmit to Holders of Securities such reports, if any, as may be required pursuant to Section 3.13(b) of the Trust Indenture Act at the times and in the manner provided pursuant thereto and to Section 3.13(c) thereof.

               (2) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the

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Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

Section 7.04   Reports by Company.

               The Company shall file with the Trustee and the Commission, and transmit to Holders of Securities, such information, documents and other reports, including financial information and statements and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

               Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice (other than with respect to notice of an Event of Default pursuant to Sections 5.01(5), 5.01(6) and 5.01(7) hereof) of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

Section 7.05   Calculation of Original Issue Discount.

               The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount, if any, of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities of each series as of the end of such year and (ii) such other specific information, if any, relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time. The Trustee shall not be obligated to recalculate, recompute or reconfirm such calculation.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.01   Company May Consolidate, Etc., Only on Certain Terms.

               The Company may consolidate with or merge (which term shall include for the avoidance of doubt a scheme of arrangement) into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company may permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, provided that:

               (1) if the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing, under the laws of any applicable jurisdiction and shall unconditionally and expressly assume (including, in the case of a Reorganization, by way of a full and unconditional guarantee subject to the proviso to this subsection), by an indenture supplemental hereto executed and delivered to the Trustee on behalf of the Holders in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest (including all Additional Amounts, if any, payable pursuant to Section 10.04 and subsection (3) below) on all the

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

     Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed; provided, however, that,

               (a) such assumption shall be effected by means of a supplemental indenture executed by such Person in which

               (i) such Person covenants to Holders of the Securities of each series to guarantee irrevocably and unconditionally, on a senior unsubordinated basis where the obligations of the Company hereunder are senior and unsubordinated obligations, the due and punctual payment of the principal of and any premium and interest (including all Additional Amounts, if any, payable pursuant to Section 10.04 and subsection (3) below) on all the Securities, and to the Trustee the full and prompt payment of all amounts due by the Company hereunder, which guarantee shall not be subject to any requirement for presentment or demand and shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation (x) the waiver, surrender, compromise, settlement, release, termination or modification of any or all of the obligations, covenants or agreements of the Company hereunder or under the Securities, provided however, that notwithstanding the foregoing, no such waiver, surrender, compromise, settlement, release, termination or modification shall, without the consent of such Person, increase the principal amount of such securities, or increase the interest rate thereon, or increase any premium payable upon redemption thereof, or alter the stated maturity thereof; (y) the bankruptcy or insolvency of the Company; and (z) to the extent permitted by law, the release or discharge by operation of law of the Company from the performance or observance of any obligation, covenant or agreement contained herein or in the Securities; and

               (ii) such Person covenants to be bound by each and every obligation of the Company contained herein or in the Securities, including without limitation the obligation to pay Additional Amounts with respect to any payment made under the guarantee, and to be subject to each Event of Default specified In Section 5.01 hereof or in any Securities and to each default which, after notice or the lapse of time or both, would become an Event of Default, as though in each case, each reference to the Company in connection with such obligations or Events of Default were to such Person, provided, however, that the reference to specific statutes in the Events of Default set forth in Sections 5.01(4), 5.01(5) and 5.01(6) shall be modified to reflect the laws of the jurisdiction of incorporation of such Person and such Events of Default shall be governed by and construed in accordance with the laws of the jurisdiction of incorporation of Person; and

               (b) the Trustee shall have received an Opinion of Counsel (which may be an employee of such Person), in form and substance reasonably satisfactory to the Trustee to the effect that (i) such guarantee is the valid, binding and enforceable obligation of such Person; (ii) no registration of the guarantee under the Securities Act, and no registration of the Company or such Person under the Investment Company Act, is required in connection with the guarantee made by such Person (or if registration under the Securities Act is required a registration statement relating thereto shall have been declared effective by the Commission); and (iii) the Indenture, as supplemented by such supplemental indenture, conforms to the requirements of the Trust Indenture Act;

          (2) immediately prior to and after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result of such transaction as

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

         having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) the Person formed by such consolidation or into which the Company is merged or to whom the Company has conveyed, transferred or leased its properties or assets (if such Person is organized and validly existing under the laws of a jurisdiction other than the United States, any State thereof, or the District of Columbia, or Brazil) agrees to indemnify the Trustee and the Holder of each Security against
         (i) any tax, assessment or governmental charge imposed on the Trustee and any such Holder or required to be withheld or deducted from any payment to the Trustee and such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease; and (ii) any costs or expenses of the act of such consolidation, merger, conveyance, transfer or lease; and

                  (4) the Company (and, in the case of a guarantee made in accordance with this Section 8.01, such Person) has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.02      Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, as the case may be, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 9.01      Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders of Securities, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, to evidence the full and unconditional guarantee by another Person, as provided in Section 8.01 hereof, or to add another Company to this Indenture for future issuances; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of

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

         Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                  (4) to add to or change any of the provisions of this Indenture to permit or facilitate the issuance of Securities in uncertificated form, in bearer form or in global bearer form, provided that any such action shall not adversely affect the Interest of the Holders of Securities of any series in any material respect; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

                  (6) to establish the form or terms of Securities of any series, each as permitted by Sections 2.01 and 3.01; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(2); or

                  (8) to reduce the conversion price of the Securities of any series other than pursuant to this Indenture; or

                  (9) (i) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or (ii) to amend, supplement or make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 9.02      Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of or any installment of principal of or interest or premium on any Security or reduce the principal amount thereof or the rate of

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         interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts pursuant to Section 10.04 (except as contemplated by Section 8.01(1) and permitted by Section 9.01(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
         Section 5.02, or the coin or currency in which, any Security or any premium or interest thereon is payable, or modify or affect in any manner adverse to the interests of the Holders of Securities of any series the conversion or exchange rights of such Securities, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or of any such right of conversion or exchange, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 10.02, or

                  (4) modify any of the provisions of this Section, Section 5.13 or Section 10.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this Clause shall not be deemed to require the consent of any Holder of a Security with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.07, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(2) and 9.01(7), or

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the right under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.03      Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent herein and in the Securities to such execution have been satisfied. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

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Section 9.04      Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except as otherwise expressed therein.

Section 9.05      Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 9.06      Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities at any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and such securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                    COVENANTS

Section 10.01     Payment of Principal, Premium and Interest.

                  The Company covenants and agrees for the benefit of Holders of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities (including the currency in which such series of Securities is payable) and this Indenture.

                  Prior to 3:00 p.m., New York City time, on the Business Day preceding any payment date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay such principal, premium, interest and Additional Amounts, if any, payable on such payment date.

Section 10.02     Maintenance of Office or Agency.

                  If Securities of a series are issuable only as Global Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company shall also maintain, with respect to such series of Securities, such an office or agency in any place required by any exchange, if any, on which such series of Securities is listed.

                  The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain

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

any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the same as its agent to receive all respective presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency upon receiving notice of any such change.

Section 10.03     Money for Securities Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums are held by the Company or such Paying Agent and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on its Order, or (if then held by the Company) shall be discharged from such trust and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying

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Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 10.04     Additional Amounts.

                  Unless otherwise specified in any Board Resolution of the Company or indenture supplemental hereto establishing the terms of Securities of a series in accordance with Section 3.01, if any deduction or withholding for any present or future taxes, assessments or other governmental charges of Brazil (or any political subdivision or taxing authority thereof or therein) shall at any time be required by Brazil (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company of principal of or interest on a Security of any series, the Company will pay to the Holder of a Security of such series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in Brazil, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled ("Additional Amounts"); provided, however, that the Company shall not be required to make any payment of Additional Amounts for or on account of:

                  (1) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder or the beneficial owner of the Security of such series (or between a fiduciary, settler, beneficiary, member or shareholder of, or possessor of a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, trust, partnership or corporation) and Brazil or any political subdivision or territory or possession thereof or area subject to its jurisdiction other than the mere holding of a Security or receipt of payment in respect thereto, including, without limitation, such Holder or beneficial owner (or such fiduciary, settler, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or
         (ii) the presentation of a Security of such series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

                  (3) any amount required to be deducted or withheld by any Paying Agent from a payment on or in respect of the Security, if such payment can be made without such deduction or withholding by any other Paying Agent and we duly provide for such other Paying Agent to make such payment;

                  (4) withholding for any taxes, duties, assessments or other governmental charges that are payable otherwise than by deduction or withholding from payments on the Security;

                  (5) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of the Security of such series with a request of the Company addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of Brazil as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

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                  (6) where any Additional Amounts are imposed on a payment on the Notes to an individual and is required to be made pursuant to any European Union directive on the taxation of savings income relating to the directive approved by the European Parliament on March 14, 2002 or otherwise implementing the conclusions of the Economic and Financial Council of Ministers of the member states of the European Union (ECOFIN) Council meeting of 26 and 27 November 2000 or any law implementing or complying with, or introduced in order to conform to, any such Directive; or

                  (7) any combination of items (1), (2), (3), (4), (5) and (6)
         above;

nor shall Additional Amounts be paid with respect to any payment the principal of, or any interest on, any Security of such series to any Holder or beneficial owner who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Brazil (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder or beneficial owner, as the case may be, of such Security. Subject to the foregoing provisions, whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                  If the terms of the Securities of a series established as contemplated by Section 3.01 do not specify that Additional Amounts pursuant to the Section will not be payable by the Company, at least ten days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest on or prior to Maturity, the first day on which a payment of principal and any premium is made), and at least ten days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officer's Certificate shall specify the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company will pay to the Trustee or such Paying Agent or Paying Agents the Additional Amounts required by this Section. The Company covenants to indemnify each of the Trustee and any Paying Agent for, and to hold each of them harmless against, any reasonable loss, liability or expense arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this Section, except to the extent that any such loss, liability or expense is due to its own negligence or bad faith.

Section 10.05 Statement by Officers as to Default and Notices of Events of Default.

                  The Company (and each other obligor on the Securities of any series) will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date hereof (which, unless the Trustee is notified otherwise, shall be December 31), an Officer's Certificate, stating

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whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company (or any such obligor) shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. Within 15 days (or promptly with respect to Events of Default pursuant to Sections 5.01(5), 5.01(6) and 5.01(7) hereunder) after the Company becomes aware or should reasonably become aware of the occurrence of an Event of Default pursuant to Section 5.01 hereunder, the Company shall provide notice to the Trustee of such occurrence, accompanied by an Officer's Certificate of the Company setting forth the details thereof.

Section 10.06     Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (by-laws (estatuto social) and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 10.07     Waiver of Certain Covenants.

                  Except as otherwise specified as contemplated by Section 3.01 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 3.01(23), 9.01(2) or 9.01(6) for the benefit of the Holders of Securities of such series or any term, provision or condition set forth in an indenture supplemental hereto, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 11.01     Applicability of Article.

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

Section 11.02     Election to Redeem; Notice to Trustee.

            The election of the Company to redeem any Securities of any series or issuance shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all or less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be reasonably satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the

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Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of the Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

Section 11.03     Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected less than 61 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot or, in the Trustee's discretion, on a pro rata basis, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination which shall not be less than the minimum authorized denomination for such Security. If less than all of the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence, and the Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amounts thereof to be redeemed.

                  The provisions of the preceding paragraph shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.04     Notice of Redemption.

                  Notice of redemption shall be given in the manner provided in
Section 1.06 to each Holder of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

            All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price, plus accrued interest and Additional Amounts, if any,

                  (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed and if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

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                  (4) that on the Redemption Date the Redemption Price, plus accrued interest, if any, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, plus accrued interest and Additional Amounts, if any,

                  (6) that the redemption is for a sinking fund, if such is the case,

                  (7) the current conversion price and the date on which the right to convert such Securities or portions thereof will expire, and

                  (8) the CUSIP number or numbers, if any, with respect to such Securities.

                  A notice of redemption published as contemplated by Section
1.06 need not identify particular Global Securities to be redeemed.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, and shall be irrevocable.

Section 11.05     Deposit of Redemption Price.

                  Prior to 3:00 p.m., New York City time, on the Business Day preceding any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed (other than those theretofore surrendered for conversion) on that date.

Section 11.06     Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided however, that unless otherwise specified as contemplated by Section 3.01, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.07     Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, only in the case of Registered Securities, if the Company or the Trustee so

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 requires, due endorsement by, or a written instrument of transference satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

Section 11.08  Optional Redemption Due to Changes in Tax Treatment.

               Unless otherwise specified in a Board Resolution or indenture supplemental hereto, each series of Securities contained in one or more particular issues may be redeemed at the option of the Company, in whole but not in part, at any time (except in the case of Securities that have a variable rate of interest, which may be redeemed on any Interest Payment Date) at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of such series of Securities) if as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Company is incorporated (or, in the case of a successor Person to the Company, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after the date specified for such series pursuant to the terms of the Security or Section 3.01(10) (or in the case of a successor Person to the Company, the date on which such successor Person became such pursuant to Sections 8.01 and 8.02).

                                 ARTICLE TWELVE

                                  SINKING FUNDS

Section 12.01  Applicability of Article.

               The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

               The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.
Section 12.02 Satisfaction of Sinking Fund Payments with Securities.

               The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (ii) may apply as credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the

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 application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Securities; provided that the Securities to be credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.03     Redemption of Securities for Sinking Fund.

                  Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 50 days prior to each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expenses of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

                                ARTICLE THIRTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

Section 13.01     Purposes for Which Meetings May Be Called.

                  A meeting of Holders of Securities of a series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 13.02     Call, Notice and Place of Meetings.

                  (1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 13.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (2) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 13.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount specified above, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York

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for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (1) of this Section.

Section 13.03     Persons Entitled to Vote at Meetings.

                  To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (i) a Holder on a record date established pursuant to Section 1.04(3) of one or more Outstanding Securities of such series, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 13.04     Quorum; Action.

                  The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 15 minutes (or such longer period not exceeding 30 minutes as the chairman may decide) of the time appointed for any such meeting, the meeting shall if convened upon the requisition of Holders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is not a business day the next succeeding business day) at the same time and place. If within 15 minutes (or such longer period not exceeding 30 minutes as the chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the chairman may either (with the approval of the Trustee) dissolve such meeting or adjourn the same for such period, being not less than ten calendar days (but without any maximum number of calendar days), and to such place as may be appointed by the chairman either at or subsequent to such adjourned meeting and approved by the Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings.

                  Notice of the reconvening of any adjourned meeting shall be given as provided in Section 13.02(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of a reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                  Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not presented or represented at the meeting. However, for the avoidance of doubt, no actions taken at such meeting shall be binding on all Holders of Securities unless such actions were approved by the minimum percentage in principal amount of the Outstanding Securities of the series as required elsewhere in this Indenture or under the Trust Indenture Act with respect to such actions.

Section 13.05 Determination of Voting Rights; Conduct and Adjournment of
Meetings.

                  (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations,

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 the holding of Securities shall be proved in the manner specified in Section
 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

              (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 13.02(2), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

              (3) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

              (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 13.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

Section 13.06 Counting Votes and Recording Action of Meetings.

              The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.02 and, if applicable, Section 13.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 14.01 Company's Option to Effect Defeasance or Covenant Defeasance.

              The Company may elect, at its option at any time, to have Section
14.02 or Section 14.03 applied to any Securities or any series of Securities designated pursuant to Section 3.01 as being defeasible pursuant to such Section
14.02 or 14.03, in accordance with any applicable requirements provided pursuant to Section 3.01 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities.

Section 14.02  Defeasance and Discharge.

               Upon the Company's exercise of its option to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities or series of Securities as provided in this Section on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 14.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (ii) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02 and 10.03, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Article Fourteen. Subject to compliance with this Article, the Company may exercise its option to have this Section 14.02 applied to any Securities notwithstanding the prior exercise of its option to have Section 14.03 applied to such Securities.

Section 14.03 Covenant Defeasance.

               Upon the Company's exercise of its option to have this Section applied to any Securities or any series of Securities, as the case maybe, (i) the Company shall be released from any covenants provided pursuant to Section 3.01(23), 9.01(2) or 9.0l(7) for the benefit of the Holders of such Securities, and (ii) the occurrence of any event specified in Sections 5.01(3) and 5.01(8) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 14.04  Conditions to Defeasance or Covenant Defeasance.

               The following shall be the conditions to the application of
Section 14.02 or Section 14.03 to any Securities or any series of Securities, as the case may be:

               (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) money in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium, interest and Additional Amounts on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (A) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (B) an obligation of a Person controlled or supervised by and acting as any agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (A) or (B), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principle or interest evidenced by such depositary receipt.

          (2) In the event of any election to have Section 14.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this instrument, there has been a change in the applicable U.S. Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for U.S. Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the event of an election to have Section 14.03 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to the effected with respect to such Security and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

          (5) No event which is, or after notice or lapse of time both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.01(4), 5.01(5), 5.01(6) and 5.01(7), at any time on or prior to the day which is 90 days after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such day which is 90 days after the date of such deposit).

          (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

               (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

               (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

               (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 14.05 Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

               Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 14.04 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

               The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 14.04, or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

               Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Order any money or U.S. Government Obligations held by it as provided in Section 14.04 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

Section 14.06  Reinstatement.

               If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order of judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 14.02 or 14.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

               This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed on their respective behalves, all as of the day and year first above written.

                                           PETROLEO BRASILEIRO S.A. - PETROBRAS

                                              /s/ JOAO PINHEIRO NOGUEIRA BATISTA
                                           By __________________________________
                                            Name: Joao Pinheiro Nogueira Batista
                                            Title: Chief Financial Officer

                                           JPMORGAN CHASE BANK, as Trustee

                                              /s/ SUSY P. PESTANA
                                           By___________________________________
                                              Name: Susy P. Pestana
                                              Title: Assistant Treasurer

                                                              ANNEX A -- Form of
                                                        Regulation S Certificate

                            REGULATION S CERTIFICATE

               (For transfers pursuant to (S)(S) 3.05(c)(i) and (iii)
                               of this Indenture)

JPMorgan Chase Bank
[Address of Trustee]

Attn: Global Agency & Trust Services

               Re: [.%] Notes due . of Petroleo Brasileiro S.A. - Petrobras (the
                   "Securities")

               Reference is made to the Indenture, dated as of ., 2002 (the "Indenture"), between Petroleo Brasileiro S.A. - Petrobras (the "Company") and JPMorgan Chase Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

               This certificate relates to [$____________] principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

               [CUSIP No(s).__________________________]

               [COMMON CODE No(s).____________________]
               ISIN No(s).____________________________

               CERTIFICATE No(s)._____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Security and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

               The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies or has certified that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 of Regulation S or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies or has certified as follows:

        (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904 of Regulation S:

               (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

          (B) the offer of the Specified Securities was not made to a person in the United States or for the account or benefit of a U.S. Person;

          (C)  either

               (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

               (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the International Securities Market Association or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

          (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

          (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

          (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act

     (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

          (A) the transfer is occurring after [insert date one year from date of issuance] and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

          (B) the transfer is occurring after [insert two years from date of issuance] and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated:________________________
               (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

               By:
                  Name:
                  Title:

               (if the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                              ANNEX B -- Form of
                                              Restricted Securities Certificate

                        RESTRICTED SECURITIES CERTIFICATE

                   (For transfers pursuant to ss. 3.05(c)(ii),
                     (iii), (iv) and (v) of this Indenture)

JPMorgan Chase Bank
[address of trustee]

Attn:  Global Agency & Trust Services

          Re: [.%] Notes due o of Petroleo Brasileiro S.A. - Petrobras (the "Securities")

             Reference is made to the Indenture, dated as of o, 2002 (the "Indenture"), between Petroleo Brasileiro S.A. - Petrobras (the "Company") and JPMorgan Chase Bank, as Trustee. Terms used herein and defined in the Indenture or in Relation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

             This certificate relates to [$_____________] principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

             [CUSIP No(s)._________________________________________]

             [COMMON CODE No(s).___________________________________]
             ISIN No(s).___________________________________________

             CERTIFICATE No(s).____________________________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Security and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

             The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies or has certified that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule l44A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies or has certified that:

     (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

             (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

              (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule l44A in connection with the transfer.

       (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

              (A) the transfer is occurring after [insert date one year after initial date of issuance] and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

              (B) the transfer is occurring after [insert date two years after initial date of issuance] and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

              This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated:________________________
                 (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                 By:
                    Name:
                    Title:

                 (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                 ANNEX C -- Form of Unrestricted
                                                 Securities Certificate

                       UNRESTRICTED SECURITIES CERTIFICATE

         (For removal of Securities Act legends pursuant to (S) 3.05(d))

JPMorgan Chase Bank
[Address of trustee]

Attn:  Global Agency & Trust Services

               Re: [.%] Notes due . of Petroleo Brasileiro S.A. - Petrobras (the "Securities")

               Reference is made to the Indenture, dated as of ., 2002 (the "Indenture"), between Petroleo Brasileiro S.A. - Petrobras (the "Company") and JPMorgan Chase Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

               This certificate relates to [$____________] principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

               [CUSIP No(s).__________________________]

               [COMMON CODE No(s).____________________]
               ISIN No(s).____________________________

               CERTIFICATE No(s)._____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Security and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

               The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act legend pursuant to Section 3.05(4) of the Indenture. In connection with such exchange, the Owner hereby certifies or has certified that the exchange is occurring after [insert applicable date] and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges or has acknowledged that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

         This certificate and the statements contained herein we made for your benefit and the benefit of the Company and the Purchasers.

Dated:____________________
              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

               By:
                   Name:
                   Title:

               (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                      C-2